REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 19, 2007, is by and among Kronos Advanced Technologies, Inc., a Nevada corporation ("Company"), and AirWorks Funding LLLP, a Georgia limited liability limited partnership ("AirWorks"), Sands Brothers Venture Capital LLC, a New York limited liability company ("Sands I") Sands Brothers Venture Capital II LLC, a New York limited liability company ("Sands II"), Sands Brothers Venture Capital III LLC, a New York limited liability company ("Sands III"), Sands Brothers Venture Capital IV LLC, a New York limited liability company ("Sands IV"), Critical Capital Growth Fund, L.P., a Delaware limited partnership and a debenture licensed U.S. Small Business Investment Company ("CCGF") and RS Properties I LLC, a Delaware limited liability company ("RS Properties"). AirWorks, Sands II, Sands III, Sands IV, CCGF and RS Properties are collectively referred to herein as the "Stockholders").

         WHEREAS, this Agreement is being entered into pursuant to that certain Funding Agreement of even date herewith by and among Company and the Stockholders and those certain Secured Convertible Promissory Notes of even date herewith made by Company in favor of the Stockholders (the "Notes").

         NOW THEREFORE, for and in consideration of the premises, the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

         1. Certain Definitions. As used in this Agreement, the following initially capitalized terms shall have the following meanings:

                  (a) "Affiliate" means, with respect to any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with such person.

                  (b) "Holder(s)" means the Stockholders and their successors and assigns who are holders of Registrable Securities, including, without limitation, each individual or entity owning a partnership or membership interest of AirWorks, Sands I, Sands II, Sands III, Sands IV, CCGF or RS Properties.

                  (c) "Registrable Securities" means (x) shares of Company's common stock, par value $0.001 per share ("Common Stock") owned by the Holders at any time, (y) shares of Common Stock issued or issuable to the Holders upon conversion or exchange of any securities of the Company, including, without limitation, the Notes, and (z) any other securities issued or issuable to the Holders of such shares of Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events; provided that any such securities shall cease to be Registrable Securities if (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144 (as defined below), (iii) the rights and obligations related thereto under this Agreement shall have been transferred in violation of Section 9, (iv) at any time the total number of Registrable Securities held by the Holder may then be distributed by the Holder in one transaction pursuant to Rule 144, or (v) at such time that such securities are no longer outstanding.

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                  (d) "Registration Expenses" means all reasonable expenses
incurred by Company in connection with any registration of Registrable Securities pursuant to this Agreement including, without limitation, the following: (i) SEC filing fees; (ii) the fees, disbursements and expenses of Company's counsel(s) and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act; (iii) all expenses of Company and its agents and representatives in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of a reasonable number of copies thereof to any Holders, underwriters and dealers and all actual expenses incidental to delivery of the Registrable Securities; (iv) the cost of producing blue sky memoranda (but specifically not including legal investment or foreign blue sky memoranda); (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) the expenses of Company's transfer agent and registrar appointed in connection with such offering; (viii) all engraving and printing expenses for the Company securities being offered; and (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of Company is then listed.

                  (e) "Rule 144" means Rule 144 promulgated under the Securities Act (as defined below), or any successor rule to similar effect.

                  (f) "SEC" means the United States Securities and Exchange Commission.

                  (g) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

         2.       Demand Registration.

                  (a) At any time following the date of this Agreement and upon written notice from a Holder or Holders of at least twenty percent (20%) of the Registrable Securities (without giving effect to any limitation on exercise or conversion) in the manner set forth in Section 11(h) hereof requesting that Company effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder as described in Section 2(b) (which notice shall specify the intended method or methods of disposition of such Registrable Securities), Company shall use its reasonable best efforts to effect, in the manner set forth in Section 5, the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request; provided that:

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                           (i) if, prior to receipt of a registration request
         pursuant to this Section 2(a), Company had commenced a financing plan and held or identified a date to hold a formal "all hands" meeting with outside advisors, including an underwriter if such financing plan is an underwritten offering, and, in the good faith business judgment of Company's underwriter (or outside advisors, if no underwriter), a registration at the time and on the terms requested could materially and adversely affect or interfere with such financing plan of Company or its subsidiaries (a "Transaction Blackout"), Company shall not be required to effect a registration pursuant to this Section 2(a) until the earliest of (A) the abandonment of such offering or (B) sixty (60) days after the termination of such offering; provided that Company shall only be permitted to delay a requested registration under this
         Section 2(a), whether in reliance on this subsection (i) or on subsection (ii) below, twice during the term of this Agreement.

                           (ii) if, while a registration request is pending pursuant to this Section 2(a), Company has determined in good faith that (A) the filing of a registration statement could jeopardize or delay any contemplated material transaction other than a financing plan involving Company or would require the disclosure of material information that Company had a bona fide business purpose for preserving as confidential; or (B) Company then is unable to comply with SEC requirements applicable to the requested registration (notwithstanding its reasonable best efforts to so comply), Company shall not be required to effect a registration pursuant to this Section 2(a) until the earlier of (A) the date upon which such contemplated transaction is completed or abandoned or such material information is otherwise disclosed to the public or ceases to be material or Company reasonably is able to so comply with applicable SEC requirements, as the case may be, and (B) thirty (30) days after Company makes such good-faith determination; provided that Company shall only be permitted to delay a requested registration under this Section 2(a), whether in reliance on this subsection (ii) or on subsection (i) above, twice during the term of this Agreement.

                           (iii) Company shall not be obligated to file more than two (2) registration statements under the Securities Act relating to a registration request pursuant to this Section 2(a) and shall not be obligated in any event if such a registration request is for a number of Registrable Securities which have an aggregate market value less than $1 million. If such a request shall be for an underwritten offering, such a request must be for a number of Registrable Securities which have an aggregate market value of at least $5 million.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder pursuant to this Section 2 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 2(a)): (A) if it is withdrawn by the requesting Holder based upon material adverse information relating to Company that is (x) different from the information known to the Holder or Holders requesting registration at the time of their request for registration, or (y) promptly disclosed by Company to the Holder at the time of their request for registration; (B) if, when effective, it includes fewer than ninety (90%) percent of the number of shares of Registrable Securities which were the subject matter of the request; (C) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, less than ninety (90%) percent of the Registrable Securities requested to be registered can be completely distributed in accordance with the plan of distribution set forth in the related registration statement.

                  (c) In the event that any registration pursuant to this
Section 2 shall involve, in whole or in part, an underwritten offering, Company shall have the right to designate the underwriter or underwriters, including the lead managing underwriter of such underwritten offering, subject to the reasonable approval of the Holders.

                  (d) Holders other than the Holder initiating the demand pursuant to Section 2(a) and holders of other registrable securities with the right to participate in a Company registration statement shall have the right to include their shares of Registrable Securities or other registrable securities, as the case may be, in any registration pursuant to Section 2(a). In connection with those registrations in which multiple Holders or holders of other registrable securities with the right to participate in such registration ("Piggy-back Rights Holders") participate, in the event the facilitating broker/dealer or, in an underwritten offering, the lead managing underwriter advises that marketing factors require a limitation on the number of shares to be sold, the number of shares to be included in the sale or underwriting and registration shall be allocated pro rata among the Holders and the holders seeking registration pursuant to piggy-back registration rights otherwise granted by Company on the basis of the estimated proceeds from the sale of the securities covered by such registration.

                  (e) Company shall have the right to cause the registration of additional securities for sale for the account of Company in any registration of Registrable Securities requested by a Holder pursuant to Section 2(a) which involves an underwritten offering; provided that Company shall not have the right to cause the registration of such additional securities if such Holder is advised in writing (with a copy to Company) by the lead managing underwriter designated pursuant to Section 2(c) that, in such firm's good faith opinion, registration of such securities in addition to those securities included pursuant to Sections 2(a)-(d) hereof would materially adversely affect the offering and sale of the Registrable Securities then contemplated by such Holder.

         3. Piggy-back Registration. At any time during the term of this Agreement if Company proposes to register any of its Company Stock or any other of its common equity securities (but not including debt instruments or preferred stock convertible into its common equity securities) (collectively, "Other Securities") under the Securities Act (other than a registration on Form S-4 or S-8 or any successor form thereto), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it will each such time give prompt written notice to each Holder of its intention to do so at least ten (10) days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder, made no later than 5:00 p.m. New York City, New York time on the fifth (5th) day after such Holder's receipt of Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), Company shall use its reasonable best efforts to effect, in the manner set forth in Section 5, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided that:

                  (a) if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, Company shall determine for any reason not to register or to delay registration of such securities, Company may, at its election, give written notice of such determination to the Holder and, thereupon, (A) in the case of a determination not to register, Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, Company shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

                  (b) if the registration referred to in the first sentence of this Section 3 is to be an underwritten registration, and the managing underwriter advises Company in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Company shall include in such registration: (1) first, all securities Company proposes to sell for its own account ("Company Securities") if Company Securities are proposed to be included in such registration, (2) second, up to the full number of Registrable Securities in excess of the number or dollar amount of Company Securities, which, in the good faith opinion of such managing underwriter, can be so sold without materially and adversely affecting such offering (and, if less than the full number of such Registrable Securities, allocated among the Holders of such Registrable Securities and holders (other than Company) of Other Securities to be included in such registration pursuant to agreements with Company ("Other Holders") pro rata on the basis of the net proceeds from the sale thereof), and (3) third, all other securities proposed to be registered. Notwithstanding any other provision in this Agreement to the contrary, Company shall not be required to include Registrable Securities in any registration statement if the inclusion of such Registrable Securities would violate the provisions of any agreements or arrangements pursuant to which such registration is being effected or entered into in connection with such registration;

                  (c) Company shall not be required to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, dividend reinvestment plans or stock option or award or other executive or employee benefit or compensation plans; and

                  (d) no registration of Registrable Securities effected under this Section 3 shall relieve Company of its obligation to effect a registration of Registrable Securities pursuant to Section 2 hereof.

         4. Expenses. Company agrees to pay all Registration Expenses with respect to an offering pursuant to Section 2 and Section 3 hereof (but not any fees or expenses of counsel to any Holder or the Holders or any commissions or underwriting discount in connection with an offering which shall be the expense of the Holder(s)).

         5. Registration and Qualification. If and whenever Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, Company shall:

                  (a) prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than forty-five (45) days (ninety (90) days if the applicable registration form is other than Form S-3) after the date notice is given, and use its reasonable best efforts to cause the same to become effective as promptly as practicable;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective until the earlier of (x) all Registrable Securities covered by such registration statement have been sold or (y) when all Registrable Securities are eligible for resale pursuant to subsection (k) of Rule 144 of the Securities Act;

                  (c) furnish to the Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Holders or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities, and a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                  (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such United States jurisdictions as the Holders or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that Company shall not for any such purpose be required to register or qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) in connection with any underwritten offering, (i) use its reasonable best efforts to furnish an opinion of counsel for Company addressed to the underwriters and each Holder of Registrable Securities included in such registration (each a "Selling Holder") and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its reasonable best efforts to furnish a "cold comfort" letter addressed to each Selling Holder, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

         (f) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2 or 3 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (i) or (ii) at the request of the Selling Holders, subject to
Section 4 hereof, prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                  (g) list all such Registrable Securities covered by such registration on each national securities exchange and United States inter-dealer quotation system on which a class of common equity securities of Company is then listed, with expenses in connection therewith to be paid in accordance with
Section 4 hereof; and

                  (h) furnish unlegended certificates representing ownership of the Registrable Securities (including, without limitation, upon conversion of the Notes) being sold in such denominations as shall be requested by the Selling Holders or the underwriters with expenses therewith to be paid in accordance with Section 4 hereof.

         6. Underwriting, Due Diligence.

                  (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(e) hereof. The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by the Selling Holders on whose behalf the Registrable Securities are to be distributed as are customarily contained in underwriting agreements with respect to secondary distributions. Selling Holders may require that any additional securities included in an offering proposed by a Holder be included on the same terms and conditions as the Registrable Securities that are included therein.

                  (b) In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, Company may require the Registrable Securities requested to be registered pursuant to
Section 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. If requested by the underwriters for such underwritten offering, the Selling Holders on whose behalf the Registrable Securities are to be distributed shall enter into an underwriting agreement with such underwriters, such agreement to contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof. Such underwriting agreement shall also contain such representations and warranties by Company and such other person or entity for whose account securities are being sold in such offering as are customarily contained in underwriting agreements with respect to secondary distributions.

                  (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, Company shall give, subject to all parties executing confidentiality agreements with Company on terms reasonably acceptable to Company, the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Company with its officers and the independent public accountants who have certified Company's financial statements as shall be necessary, in the opinion of such Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         7. Indemnification and Contribution.

                  (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, Company agrees to indemnify and hold harmless each Holder, its officers and directors, managers, employees, partners and members, as the case may be, each underwriter of Registrable Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Company shall not be liable to a particular Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to Company in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which Company may otherwise have to each Holder, its officers and directors, members employees, partners and managers, as the case may be, underwriters of the Registrable Securities or any controlling person of the foregoing; provided, further, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

                  (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless Company, its officers, directors, agents and Affiliates and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Securities Act), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to the Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact relating to the Holder is omitted from, information relating to such Holder furnished in writing to Company by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The foregoing indemnity is in addition to any liability which such Holder may otherwise have to Company, or any of its directors, officers or controlling persons; provided, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent to or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus. In no event shall the liability of any Holder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Procedure for Indemnification. Each party indemnified under paragraph (a) or (b) of this Section 7 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 7, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its employees, officers and directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party or an affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there are one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or such affiliate or (ii) a conflict may exist between such indemnified party and such indemnifying party or such affiliate, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

         If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Company. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the foregoing, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Rule 144. Company shall take such measures and timely file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and to remain in compliance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         9. Transfer of Registration Rights. A Holder may not transfer all or any portion of its rights and obligations under this Agreement to any transferee without the prior written consent of Company, which consent shall not be unreasonably withheld; provided, however, that AirWorks shall have the right to assign any or all of its rights and obligations hereunder to any individual or entity owning a partnership interest of AirWorks.

         10. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder or Holders of 51% of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) to demand registration of any securities held by such holder or prospective holder.

         11. Miscellaneous.

                  (a) Injunctions. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

                  (b) Severability. If any term or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

                  (c) Further Assurances. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

                  (d) Waivers, etc. No failure or delay on the part of either party (or the intended third-party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (e) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

                  (f) Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

                  (g) Amendment. This Agreement may be amended only by a written instrument duly executed by an authorized officer of each of Company and the Holders of at least 51% of the Registrable Securities.

                  (h) Notices. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered, (ii) if mailed by registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent, (iii) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received; provided that such notice or other communication is mailed in accordance with clause (ii) hereof or (iv) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent:

                           if to the Stockholders:

                           AirWorks Funding LLLP
                           655 Madison Avenue
                           23rd Floor
                           New York, New York  10021
                           Attention:  Richard E. Perlman
                           Telephone:  (212) 223-8633
                           Facsimile:  (212) 888-8133

                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           600 Peachtree Street
                           Suite 2400
                           Atlanta, Georgia  30308
                           Attention:  Reinaldo Pascual
                           Telephone:  (404) 815-2227
                           Facsimile:  (404) 685-5227

                           with a copy to:

                           RS Properties I LLC
                           111 Broadway
                           8th Floor
                           New York, New York 10006
                           Attention:  John Lack
                           Telephone:  (212) 542-8201
                           Facsimile:  (212) 542-8212

                           if to Company to:

                           Kronos Advanced Technologies, Inc.
                           494 Common Street, Suite 301
                           Belmont, MA  02478
                           Attention:  Daniel R. Dwight
                           Telephone:  (___) ___-____
                           Facsimile:  (___) ___-____
                           with a copy to:

                           Kirkpatrick & Lockhart Preston Gates Ellis LLP Miami Center, 20th Floor
                           201 South Biscayne Blvd.
                           Miami, FL 33131-2399
                           Attention:  Clayton E. Parker
                           Telephone:  (305) 539-3306
                           Facsimile:  (305) 358-7095

                  (i) Governing Law. This Agreement is executed by Company in, and shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

                  (j) Term. This Agreement shall be effective as to each Stockholder that is a party to this Agreement upon the issuance of any Registrable Securities to such Stockholder and shall remain in full force and effect until there are no Registrable Securities outstanding or until terminated by the mutual agreement of Company and the Holders.

                  (k) Assignment. The Holders may not assign their rights, duties or obligations hereunder or any part thereof to any other person or entity; provided, however, that a Holder shall be permitted to assign its rights, duties and obligations hereunder in connection with the transfer of Registrable Securities owned by such Holder. This agreement and all of the obligations hereunder, shall be binding upon and enforceable against all permitted assigns and transferees.



                            [Signatures on next page]

                  IN WITNESS WHEREOF, the Stockholders and Company have caused this Agreement to be duly executed by their authorized representatives as of the date first above written.

                                 STOCKHOLDERS:

                                 AIRWORKS FUNDING LLLP

                                 By:  Compass Partners, LLC, its general partner


                                 By:      /s/ Richard E. Perlman
                                          --------------------------------------
                                 Name:    Richard E. Perlman
                                 Title:   President
                                 SANDS BROTHERS VENTURE CAPITAL LLC


                                 By:      /s/ Scott A. Baily
                                          --------------------------------------
                                 Name:    Scott A. Baily
                                 Title:   COO
                                 SANDS BROTHERS VENTURE CAPITAL II LLC


                                 By:      /s/ Scott A. Baily
                                          --------------------------------------
                                 Name:    Scott A. Baily
                                 Title:   COO
                                 SANDS BROTHERS VENTURE CAPITAL III LLC


                                 By:      /s/ Scott A. Baily
                                          --------------------------------------
                                 Name:    Scott A. Baily
                                 Title:   COO
                                 SANDS BROTHERS VENTURE CAPITAL IV LLC


                                 By:      /s/ Scott A. Baily
                                          --------------------------------------
                                 Name:    Scott A. Baily
                                 Title:   COO

                                 CRITICAL CAPITAL GROWTH FUND, L.P.

                                 By:  Critical Capital, L.P., its General
                                      Partner

                                 By: Critical Capital Corporation, its General Partner


                                 By:      /s/ Steven B. Sands
                                          --------------------------------------
                                 Name:    Steven B. Sands
                                 Title:   Chairman

                                 By:      /s/ Charles L. Robinson
                                          --------------------------------------
                                 Name:    Charles L. Robinson
                                 Title:   President
                                 RS PROPERTIES I LLC


                                 By:      /s/ John Lack
                                          --------------------------------------
                                 Name:    John Lack
                                 Title:   Manager
                                 COMPANY:

                                 KRONOS ADVANCED TECHNOLOGIES, INC.


                                 By:      /s/ Richard F. Tusing
                                          --------------------------------------
                                 Name:    Richard F. Tusing
                                 Title:   COO